                                                                      Exhibit 17

                                POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint John P. Kavanaugh, George M. Boyd, Gregory D. Sheehan and Paul T. Kane and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, any and all amendments, including post-effective amendments, to the Registration Statement on Form N-1A of Allmerica Investment Trust and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. This document may be executed in one or more counterparts. Witness our hands on the date set forth below.

Signature                  Title                                      Date
---------                  -----                                      ----


/s/ John P. Kavanaugh      President, Chairman of the Board           February 22, 2005
------------------------   and Trustee
John P. Kavanaugh


/s/ Paul T. Kane           Treasurer (Principal Accounting Officer,   February 22, 2005
------------------------   Principal Financial Officer)
Paul T. Kane


/s/ P. Kevin Condron       Trustee                                    February 22, 2005
------------------------
P. Kevin Condron


/s/ Jocelyn S. Davis       Trustee                                    February 22, 2005
------------------------
Jocelyn S. Davis


/s/ Cynthia A. Hargadon    Trustee                                    February 22, 2005
------------------------
Cynthia A. Hargadon


/s/ Gordon Holmes          Trustee                                    February 22, 2005
------------------------
Gordon Holmes


/s/ Attiat F. Ott          Trustee                                    February 22, 2005
------------------------
Attiat F. Ott


/s/ Edward J. Parry, III   Trustee                                    February 22, 2005
------------------------
Edward J. Parry, III


/s/ Ranne P. Warner        Trustee                                    February 22, 2005
------------------------
Ranne P. Warner